                                                                 EXECUTION COPY


                                 AMENDMENT NO. 2 TO

                    SECOND AMENDED AND RESTATED RIGHTS AGREEMENT

          This Amendment No. 2 (the "Amendment") to the Second Amended and Restated Rights Agreement dated as of November 1, 1998 and as amended by Amendment No. 1 as of _________, 1999 (the "Rights Agreement") is made and entered into as of June 17, 1999 pursuant to Section 16.1 of the Rights Agreement by and among: ShopNow.com Inc., a Washington corporation formerly known as Techwave, Inc.; the Holders; the Investors and the other parties signatory hereto. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Rights Agreement.

                                      RECITALS

          WHEREAS, Section 16.1 of the Rights Agreement permits amendment of the Rights Agreement upon written consent of (a) the Company (b) Investors owning at least sixty-seven percent (67%) of the Outstanding Registrable Securities owned by all Investors, and (c) the Holders of Outstanding Registrable Securities equivalent to more than fifty percent (50%) of the Registrable Common issued and issuable.

          WHEREAS, the Company proposes to sell shares of Series I Preferred Stock and a Warrant to CB Capital Investors, L.P., a Delaware limited partnership ("CBCI").

          WHEREAS, a condition to such sale is that the parties enter into this Amendment.

                                     AGREEMENT

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Section 1.1 of the Rights Agreement is hereby amended to add the following definitions in the applicable alphabetical order:

          "SERIES I PREFERRED" means (a) the outstanding shares of the Company's Series I Preferred Stock, $.01 par value per share; (b) any shares of Common issued upon exercise of those Warrants issued in connection with the sale of the Series I Preferred Stock; (c) any shares of Series I Preferred Stock issued in payment of a dividend upon any shares of Series I Preferred Stock, and (d) any other Securities issued as a dividend or other distribution with respect to, or in replacement of, any Series I Preferred Stock except shares of Registrable Common.

     2. The following definitions set forth in Section 1.1 of the Rights Agreement are hereby amended and restated in their entirety, as follows:

          "PREFERRED" means collectively, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred the Series F Preferred, the Series G Preferred, the Series H Preferred and the Series I Preferred.

          "WARRANTS" means those warrants exercisable for shares of Common issued in connection with the sale of the Series D Preferred, the Series E Preferred, the Series F Preferred, the Series H Preferred and the Series I Preferred.

     3. Section 1.1 of the Rights Agreement is hereby amended by replacing subsection (e) of the definition of "REGISTRABLE COMMON" with the following subsection (e):

          "(e) any shares of Common issued or then issuable upon exercise of the Lender Warrants, the Supplier Warrants, the Agent Warrants, the Series C Warrants and the Warrants;"

     4. The parties hereto hereby agree that CBCI shall be deemed an "INVESTOR" and accordingly shall be subject to all the rights and obligations of an "INVESTOR" of "REGISTRABLE COMMON" for the purposes of the Rights Agreement.

     5. Section 11 of the Rights Agreement shall not apply to CBCI nor any of its assignees of Registrable Common except (a) in connection with the Company's initial public offering and (b) in connection with any subsequent underwritten public offering in which such Investor registers any Registrable Common. This provision may not be amended without the consent of CBCI.

     6. A new paragraph is added tot he end of Section 16.1 to read as follows:

          "Notwithstanding the foregoing, the Rights Agreement may not be amended in any manner that disproportionately affects any Investor or discriminates against any Investor without the prior written consent of such Investor."

     7. Except as expressly set forth in this Amendment, the Rights Agreement shall continue in full force and effect in accordance with its terms.

     8. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Washington, without reference to the conflict of laws provisions thereof.

                                  *********

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Second Amended and Restated Rights Agreement to be executed as of the date first above written.

"COMPANY"                               SHOPNOW.COM INC.
                                        a Washington corporation

                                        By: /s/ Dwayne Walker
                                           -------------------------------

                                        Name: Dwayne Walker
                                             -----------------------------

                                        Title:
                                              ----------------------------


"NEW INVESTOR"                          CB CAPITAL INVESTORS, L.P.
                                           By:  CB Capital Investors, Inc.
                                                its General Partner

                                        By:_______________________________

                                        Name:_____________________________

                                        Title:____________________________

"HOLDERS"

EXISTING INVESTORS:                     THE PRODUCTIVITY FUND III, L.P.
                                        a Delaware limited partnership


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           First Analysis Management
                                           Company III, L.L.C.
                                           Its General Partner


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           First Analysis Corporation, a Member


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           Bret R. Maxwell, Vice Chairman

                                        ENVIRONMENTAL PRIVATE EQUITY FUND II,
                                        L.P., a Delaware limited partnership


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           Environmental Private Equity
                                           Management II., L.P., Its General
                                           Partner


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           First Analysis EPEF Management
                                           Company II, a General Partner


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           First Analysis Corporation,
                                           a General Partner


                                        By: /s/ Bret R. Maxwell
                                           -------------------------------
                                           Bret R. Maxwell, Vice Chairman


                                        /s/ Dwayne Walker
                                        ----------------------------------
                                        DWAYNE WALKER

                                        /s/ Othniel Palomino
                                        ----------------------------------
                                        OTHNIEL PALOMINO


                                        __________________________________
                                        TIMOTHY MAR


                                        __________________________________
                                        MICHAEL C. AND CAROLYN J. KEEL


                                        /s/ Christopher B. Harned 7/7/99
                                        ----------------------------------
                                        CHRISTOPHER B. HARNED

                                        __________________________________
                                        MARK E. AND TERRI P. ZIMDARS


                                        /s/ Mark C. McClure
                                        ----------------------------------
                                        MARK C. AND DOREN MCCLURE


                                        __________________________________
                                        JAMES M. AND GRACE M. CRICK


                                        __________________________________
                                        ARTHUR M. MOLLOY


                                        __________________________________
                                        MAHAN AND JAYABEN M. SHAH



                                        TZM INVESTMENT FUND


                                        By: /s/
                                           -------------------------------


                                        TOLMI LLC


                                        By: /s/ James Bidzos
                                           -------------------------------


                                        MADISON SECURITIES, INC.


                                        By:_______________________________

                                        Name:_____________________________

                                        Title:____________________________

                                        HNC SOFTWARE, INC.


                                        By: /s/ R. V. Thomas
                                           -------------------------------

                                        Name: Raymond V. Thomas
                                             -----------------------------

                                        Title: CFO
                                              ----------------------------



                                        COREL CORPORATION
                                        a Canadian Corporation

                                        By: /s/ Mitch Desralors
                                           -------------------------------

                                        Name: Mitch Desralors
                                             -----------------------------

                                        Title: VP Finance & Controller
                                              ----------------------------


"MANAGERS"                              __________________________________
                                        DWAYNE WALKER


                                        __________________________________
                                        OTHNIEL PALOMINO


                                        /s/ Ganapathy Krishnan
                                        /s/ Kalyani Krishnan
                                        ----------------------------------
                                        GANAPATHY KRISHNAN/
                                        KALYANI KRISHNAN

                                        /s/ Bill Pittman
                                        ----------------------------------
                                        BILL PITTMAN

"LENDERS"                               TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION, a Delaware corporation

                                        By: /s/ Ian Schnider
                                           -------------------------------

                                        Name: Ian Schnider
                                             -----------------------------

                                        Title: Senior Vice President/
                                               General Manager
                                              ----------------------------


                                        SILICON VALLEY BANK

                                        By:_______________________________

                                        Name:_____________________________

                                        Title:____________________________

                                        LEASING TECHNOLOGIES, INTERNATIONAL,
                                        INC. a Delaware corporation

                                        By: /s/ Hugh M. Baum
                                           -------------------------------

                                        Name: Hugh M. Baum, Esq
                                             -----------------------------

                                        Title: Secretary
                                              ----------------------------


















             [Signature page to Amendment No. 2 to Restated Rights Agreement]

                                       QWEST COMMUNICATIONS CORPORATION,
                                       a Delaware corporation

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


                                       24/7 MEDIA, INC.,
                                       a Delaware corporation

                                       By: /s/ Mark E. Moran
                                          --------------------------------

                                       Name: Mark E. Moran
                                            ------------------------------

                                       Title: Senior Vice President
                                             -----------------------------


                                       ODYSSEY VENTURE PARTNERS L.P.

                                       By: /s/ Roderick M. Forrest
                                          --------------------------------

                                       Name: Roderick M. Forrest
                                            ------------------------------

                                       Title: Director of Zeron Capital
                                              Ltd. as General Partner to
                                              Odyssey Venture Partners LLC
                                             -----------------------------


                                       ARGOSSY LTD.

                                       By: /s/ Max Quin
                                          --------------------------------

                                       Name: Maxwell L.H. Quin
                                            ------------------------------

                                       Title: Director
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

                                       ZERON CAPITAL LTD.

                                       By: /s/ Ian P. Pilgrim
                                          --------------------------------

                                       Name: Ian P. Pilgrim
                                            ------------------------------

                                       Title: Director
                                             -----------------------------




                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                             /s/ S. Scott Curtin
                                            ------------------------------

                                       Name: S. Scott Curtin
                                            ------------------------------

                                             /s/ Chris M. Curtin
                                            ------------------------------

                                       Name: Chris M. Curtin
                                            ------------------------------


  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Brian Danielson
                                            ------------------------------------

                                       Name:  Brian Danielson
                                            ------------------------------------
                                             Trust Official Banker's
                                             Trust Co., Trustee



                                        /s/ Thomas L. Flynn, individually 7-8-99
  Entity shareholder sign here:        -----------------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Phillip Rosett M.D.
                                            ------------------------------

                                       Name:  Phillip Rosett M.D.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael R. Demnicki
                                            ------------------------------

                                       Name:  Michael R. Demnicki
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:        7/15/99

                                             /s/ Fredrick B. Weichbrod
                                            ------------------------------

                                       Name: Fredrick B. Weichbrod

                                            ------------------------------


                                             /s/ Don Steger
                                            ------------------------------

                                       Name: Don Steger

                                            ------------------------------


  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James M. Temple
                                            ------------------------------

                                       Name: James M. Temple
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Jerry W. Woods
                                            ------------------------------

                                       Name: Jerry W. Woods
                                            ------------------------------


                                             /s/ Dar M. Woods
                                            ------------------------------

                                       Name: Dar M. Woods
                                            ------------------------------



  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Brian D. Ranelle, D.O.
                                            ------------------------------

                                       Name: Brian D. Ranelle, D.O.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard S. Rothman
                                            ------------------------------

                                       Name: Richard S. Rothman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                              /s/ Sari L. Hart
                                            ------------------------------

                                       Name: Sari L. Hart
                                            ------------------------------


                                              /s/ Mark J. Schacht
                                            ------------------------------

                                       Name: Mark J. Schacht
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Eugene E. Cook
                                            ------------------------------

                                       Name: Eugene E. Cook
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Harvey S. Saks TTEE
                                            ------------------------------

                                       Name: Harvey S. Saks
                                            ------------------------------



                                         Harvey S. Saks Trust
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Harvey S. Saks TTEE
                                          --------------------------------

                                       Name: Harvey S. Saks
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Irving Sparage
                                            ------------------------------

                                       Name: Irving Sparage
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ronald L. Antinone
                                            ------------------------------

                                       Name: Ronald L. Antinone M.D.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael E. Kleinhans
                                            ------------------------------

                                       Name: Michael E. Kleinhans
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Kenneth G. Mick Rev Trust dtd 12/28/94
  Entity shareholder sign here:        --------------------------------------
                                       (Print name of entity)

                                       By: /s/ Kenneth G. Mick
                                          --------------------------------

                                       Name: Kenneth G. Mick
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Juanita Antinone
                                            ------------------------------

                                       Name: Juanita Antinone
                                            ------------------------------


                                             /s/ Ronald L. Antinone M.D.
                                            ------------------------------

                                       Name: Ronald L. Antinone M.D.
                                            ------------------------------





  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Marvin T. Keeling
                                            ------------------------------

                                       Name: Marvin T. Keeling
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                           ------------------------------

                                      Name:
                                           ------------------------------



                                      Leasing Technologies International, Inc.
  Entity shareholder sign here:       ----------------------------------------
                                      (Print name of entity)

                                      By: /s/ Hugh M. Baum, Esq.
                                         --------------------------------

                                      Name: Hugh M. Baum, Esq.
                                           ------------------------------

                                      Title: Secretary
                                            -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Evelyn Munden G.P.
                                            ------------------------------

                                       Name: EVELYN MUNDEN
                                            ------------------------------




  Entity shareholder sign here:        MUNDEN FAMILY PARTNERSHIP, L.P.
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Evelyn Munden; Gen. Part.
                                          --------------------------------

                                       Name: EVELYN MUNDEN
                                            ------------------------------

                                       Title: General Partner
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Don Peachey
                                            ------------------------------

                                       Name: Don Peachey
                                            ------------------------------




  Entity shareholder sign here:
                                       -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven M. Kaplan
                                            ------------------------------

                                       Name: Steven M. Kaplan 7/7/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        Angell Investments LLC
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Richard Angell
                                          --------------------------------

                                       Name: Richard Angell
                                            ------------------------------

                                       Title: Managing Member
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Evelyn Munden
                                            ------------------------------

                                       Name: Evelyn Munden G.P.
                                            ------------------------------




  Entity shareholder sign here:        LASKIN REALTY CORP. PROFIT
                                       SHARING PLAN
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Evelyn Munden
                                          --------------------------------

                                       Name: Evelyn Munden
                                            ------------------------------

                                       Title: General Partner/TTEE
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John R. Potter
                                            ------------------------------

                                       Name: John R. Potter
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John C. Lundberg
                                            ------------------------------

                                       Name: John C. Lundberg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven Dobryman
                                            ------------------------------

                                       Name: Steven Dobryman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Walter M. Narajowski
                                            ------------------------------

                                       Name: Walter M. Narajowski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        AUGUSTINE FUND LP
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Thomas F. Duszynski
                                          --------------------------------

                                       Name: Thomas F. Duszynski
                                            ------------------------------

                                       Title: CFO, AUGUSTINE CAPITAL
                                              MANAGEMENT, INC. GENERAL
                                              PARTNER
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Mark Terbeek
                                            ------------------------------

                                       Name: Mark Terberk 7/13/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        24/7 Media, Inc.
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Mark E. Moran
                                          --------------------------------

                                       Name: Mark E. Moran
                                            ------------------------------

                                       Title: Senior Vice President
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael C. Dussault
                                            ------------------------------

                                       Name: Michael C. Dussault
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ illegible
                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Gary C. Garrett
                                            ------------------------------

                                       Name: Gary C. Garrett
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Kathleen E. Grabowski
                                            ------------------------------

                                       Name: Kathleen E. Grabowski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John G. Girardot
                                            ------------------------------

                                       Name: John G. Girardot
                                            ------------------------------




  Entity shareholder sign here:        JOHN G. GIRARDOT
                                       -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David Lubin
                                            ------------------------------

                                       Name: David Lubin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Janet M. Clarin
                                            ------------------------------

                                       Name: Janet M. Clarin
                                            ------------------------------

                                            /s/ Gary R. Clarin
                                            ------------------------------

                                       Name: Gary R. Clarin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Barbara J. Macaluso
                                            ------------------------------

                                       Name: Barbara J. Macaluso
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert M. Hayes
                                            ------------------------------

                                       Name: Robert M. Hayes
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James Bragman
                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        James Bragman
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ James Bragman
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title: DOFACP
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert Morse
                                            ------------------------------

                                       Name: Robert Morse
                                            ------------------------------



                                        Robert J. Morse Trust
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Robert J. Morse
                                          --------------------------------

                                       Name: Robert Morse
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Thomas A. Denney
                                            ------------------------------

                                       Name: Thomas A. Denney
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Donald F. Wilson
                                            ------------------------------

                                       Name: Donald F. Wilson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        Northport Private Equity, LLC
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ David T. Shelby
                                          --------------------------------

                                       Name: David T. Shelby
                                            ------------------------------

                                       Title: Manager
                                             -----------------------------
                                                                7/10/94


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert F. Scheuer
                                            ------------------------------

                                       Name: Robert F. Scheuer
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ R.N. Evenson
                                            ------------------------------

                                       Name: R.N. Evenson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Lief Erickson, Jr.
                                            ------------------------------

                                       Name: Lief Erickson, Jr.   7/9/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Cory Rogin
                                            ------------------------------

                                       Name: Cory Rogin
                                            ------------------------------


                                             /s/ Steve M. Rogin
                                            ------------------------------

                                       Name: Steve M. Rogin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Scott K. Pittman
                                            ------------------------------

                                       Name: Scott K. Pittman
                                            ------------------------------


                                             /s/ Kim M. Pittman
                                            ------------------------------

                                       Name: Kim M. Pittman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Diane Harmon
                                            ------------------------------

                                       Name: Diane Harmon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Clint Chao
                                            ------------------------------

                                       Name: Clint Chao
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John J. Hazinski, Jr.
                                            ------------------------------

                                       Name: John J. Hazinski, Jr.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ William M. Kennedy
                                            ------------------------------

                                       Name: William M. Kennedy
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Clari Wechter
                                            ------------------------------

                                       Name: Clari Wechter
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Todd Cohen
                                            ------------------------------

                                       Name: Todd Cohen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Herbert L. Holzman
                                            ------------------------------

                                       Name: Herbert L. Holzman
                                            ------------------------------


                                             /s/ Jody Holzman
                                            ------------------------------

                                       Name: Jody Holzman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Douglas R. Feurring
                                            ------------------------------

                                       Name: Douglas R. Feurring
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Kevin Furey
                                            ------------------------------

                                       Name: Kevin Furey
                                            ------------------------------


                                             /s/ Christele Furey
                                            ------------------------------

                                       Name: Christele Furey
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Walter E. Lisowski
                                            ------------------------------

                                       Name: Walter E. Lisowski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David H. Welch 7/15/99
                                            ------------------------------

                                       Name: David H. Welch
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Joseph Fetter
                                            ------------------------------

                                       Name: Joseph Fetter
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Ronald W. Massner
                                            ------------------------------

                                       Name: Ronald W. Massner
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David Kozin  /s/ Renee Kozin
                                            --------------------------------

                                       Name: David Kozin/Renee Kozin
                                            --------------------------------




  Entity shareholder sign here:        -------------------------------------
                                       (Print name of entity)

                                       By:
                                          ----------------------------------

                                       Name:
                                            --------------------------------

                                       Title:
                                             -------------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Everett Roehl
                                            ------------------------------

                                       Name: Everett Roehl
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Terri P. Zimdars
                                            ------------------------------

                                       Name: Terri P. Zimdars
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Mark E. Zimdars
                                            ------------------------------

                                       Name: Mark E. Zimdars
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Eugene & Moselle Kouri
                                            ------------------------------

                                       Name: Eugene & Moselle Kouri
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Jason Bank
                                            ------------------------------

                                       Name: Jason Bank
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Donald A. Destefano
                                            ------------------------------

                                       Name: Donald A. Destefano
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ M. Krieger
                                            ------------------------------

                                       Name: M. Krieger
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael C. Keel 7/12/99
                                            ------------------------------

                                       Name: Michael C. Keel
                                            ------------------------------

                                            /s/ Carolyn J. Keel 7/12/99
                                            ------------------------------

                                       Name: Carolyn J. Keel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael C. Keel 7/12/99
                                            ------------------------------

                                       Name: Michael C. Keel
                                            ------------------------------

                                            /s/ Carolyn J. Keel 7/12/99
                                            ------------------------------

                                       Name: Carolyn J. Keel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Eugene Fasano
                                            ------------------------------

                                       Name: Eugene Fasano
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Larry A. Johnson
                                            ------------------------------

                                       Name: Larry A. Johnson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Noel Abkemeier
                                            ------------------------------

                                       Name: Noel Abkemeier
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Lillian Fasano
                                            ------------------------------

                                       Name: Lilian Fasano
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Eliza D. Ward
                                            ------------------------------

                                       Name: Eliza D. Ward
                                            ------------------------------


                                             /s/ Timothy C. Mar
                                            ------------------------------

                                       Name: Timothy C. Mar
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Mark C. McClure
                                            ------------------------------

                                       Name: Mark C. McClure
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John Fortunato
                                            ------------------------------

                                       Name: John Fortunato
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Dale A. Drake
                                            ------------------------------

                                       Name: Dale A. Drake
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Stephen M. Wernikoff
                                            ------------------------------

                                       Name: Stephen M. Wernikoff
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Thomas R. Lonergan
                                            ------------------------------

                                       Name: Thomas R. Lonergan
                                            ------------------------------



                                        AG Edwards C/F Tom Lonergan IRA
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Dennis Scheumann
                                            ------------------------------

                                       Name: Dennis Scheumann
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James A. Jalovec
                                            ------------------------------

                                       Name: James A. Jalovec
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert S. Angel
                                            ------------------------------

                                       Name: Robert S. Angel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Eugunides
                                            ------------------------------

                                       Name: Michael Eugunides
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Stephen J. Nardi
                                            ------------------------------

                                       Name: Stephen J. Nardi
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard A. Stewart
                                            ------------------------------

                                       Name: Richard A. Stewart
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Paul Goodrich
                                            ------------------------------

                                       Name: Paul Goodrich
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        JPB Corporation
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ James P. Byrne
                                          --------------------------------

                                       Name: James P. Byrne
                                            ------------------------------

                                       Title: President
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ C. Glenn Lee
                                            ------------------------------

                                       Name: C. Glenn Lee
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Melvin Kersting
                                            ------------------------------

                                       Name: Melvin Kersting
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael J. Owens
                                            ------------------------------

                                       Name: Michael J. Owens
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Paul A. DiFranco
                                            ------------------------------

                                       Name: Paul A. DiFranco
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Dan W. Riordan
                                            ------------------------------

                                       Name: Dan W. Riordan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Charles Kersting, Jr.
                                            ------------------------------

                                       Name: Charles Kersting, Jr.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James Marsallo
                                            ------------------------------

                                       Name: James Marsallo
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Lorenz
                                            ------------------------------

                                       Name: Michael Lorenz
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Stuart Biegal
                                            ------------------------------

                                       Name: Stuart Biegal
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David J. Lynch
                                            ------------------------------

                                       Name: David J. Lynch
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Frank Gedelman
                                            ------------------------------

                                       Name: Frank Gedelman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James L. Mann
                                            ------------------------------

                                       Name: James L. Mann
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Bradford Miller
                                            ------------------------------

                                       Name: Bradford Miller
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Thomas Wienen
                                            ------------------------------

                                       Name: Thomas Wienen
                                            ------------------------------


                                             /s/ Connie Wienen
                                            ------------------------------

                                       Name: Connie Wienen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Santaro
                                            ------------------------------

                                       Name: Michael Santaro
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                         New Wave Partnership
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Marc Schreiber
                                          --------------------------------

                                       Name: Marc Schreiber
                                            ------------------------------

                                       Title: General Partner
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Allan Forman
                                            ------------------------------

                                       Name: Allan Forman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David L. Lang
                                            ------------------------------

                                       Name: David L. Lang
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael E. Nugent
                                            ------------------------------

                                       Name: Michael E. Nugent
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Paul E. Mokdessi
                                            ------------------------------

                                       Name: Paul E. Mokdessi
                                            ------------------------------


                                             /s/ Julie S. Mokdessi
                                            ------------------------------

                                       Name: Julie S. Mokdessi
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Irving Sparage
                                            ------------------------------

                                       Name: /s/ Irene Sparage
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        /s/ Ronald Stone Insurance Trust
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Ronald Stone
                                          --------------------------------

                                       Name: Ronald Stone
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Manus C. Kraff
                                            ------------------------------

                                       Name: Manus C. Kraff M.D.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John A. Geheb
                                            ------------------------------

                                       Name: John A. Geheb  7/11/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael M. Gelbort
                                            ------------------------------

                                       Name: Michael M. Gelbort
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        Drs. Drake, LTD Pension &
                                       Profit Sharing Plan
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Dale A. Drake
                                          --------------------------------

                                       Name: DALE A. DRAKE
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Arthur J. Davidson
                                            ------------------------------

                                       Name: Arthur J. Davidson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Eugene A. Huske
                                            ------------------------------

                                       Name: Eugene A. Huske
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ James D. Webb
                                            ------------------------------

                                       Name: James D. Webb
                                            ------------------------------


                                            /s/ Sue R. Webb
                                            ------------------------------

                                       Name: Sue R. Webb
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Kalyani Krishnan
                                            ------------------------------

                                       Name: Kalyani Krishnan
                                            ------------------------------

                                            /s/ Ganapathy Krishnan
                                            ------------------------------

                                       Name: Ganapathy Krishnan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Jeffrey B. Haggin
                                            ------------------------------

                                       Name: Jeffrey B. Haggin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ William Meltzer
                                            ------------------------------

                                       Name: William Meltzer, MD
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: Paul W Soderstrom
                                            ------------------------------




  Entity shareholder sign here:        PAUL'S LIQUIDATING INC.
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Paul W Soderstrom
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title: Pres.
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Todd Humphrey
                                            ------------------------------

                                       Name: Todd Humphrey
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Haines Hill
                                            ------------------------------

                                       Name: Haines Hill
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Darla Gasser 7/6/99
                                            ------------------------------

                                       Name: Darla Gasser
                                            ------------------------------

                                            /s/ Bill Gasser
                                            ------------------------------

                                       Name: Bill Gasser
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ CR Kinsman
                                            ------------------------------

                                       Name: CR KINSMAN
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John W. Egan
                                            ------------------------------

                                       Name: John W. Egan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Stephen H. Kaufman
                                            ------------------------------

                                       Name: Stephen H. Kaufman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Kent A. Petersen
                                            ------------------------------

                                       Name: /s/ Garneda L. Petersen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Scott L. Rosen
                                            ------------------------------

                                       Name: Scott L. Rosen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Peter L. Neubauer
                                            ------------------------------

                                       Name: Peter L. Neubauer
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Basil M. Kromelow
                                            ------------------------------

                                       Name: Basil M. Kromelow
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard A. Walz
                                            ------------------------------

                                       Name: Richard A. Walz
                                            ------------------------------





  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John Gerun
                                            ------------------------------

                                       Name: John Gerun
                                            ------------------------------
                                                      7/8/99




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert G. Lamphere
                                            ------------------------------

                                       Name: Robert G. Lamphere
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert J. Bobb
                                            ------------------------------

                                       Name: Robert J. Bobb
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Fred Weiss
                                            ------------------------------

                                       Name: Fred Weiss
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James B. Eversole
                                            ------------------------------

                                       Name: James B. Eversole
                                            ------------------------------


                                             /s/ Shirley M. Eversole
                                            ------------------------------

                                       Name: Shirley M. Eversole
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Barbara S. Kornblatt
                                            ------------------------------

                                       Name: Barbara S. Kornblatt
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Brian Johnson
                                            ------------------------------

                                       Name: Brian Johnson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David Milgrom
                                            ------------------------------

                                       Name: David Milgrom
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert Clauss
                                            ------------------------------

                                       Name: Robert Clauss
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert J. Spencer
                                            ------------------------------

                                       Name: Robert J. Spencer
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard H. Dermott
                                            ------------------------------

                                       Name: Richard H. Dermott
                                            ------------------------------


                                             /s/ Janice T. Dermott
                                            ------------------------------

                                       Name: Janice T. Dermott
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Linda S. Schmier
                                            ------------------------------

                                       Name: Linda S. Schmier
                                            ------------------------------


                                             /s/ Robert J. Schmier
                                            ------------------------------

                                       Name: Robert J. Schmier
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ William D. Smithburg
                                            ------------------------------

                                       Name: William D. Smithburg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Patrick Moughan
                                            ------------------------------

                                       Name: Patrick Moughan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David R. Stager
                                            ------------------------------

                                       Name: David R. Stager
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ W. Pontikes
                                            ------------------------------

                                       Name: W. Pontikes
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Martin R. Walsh
                                            ------------------------------

                                       Name: Martin R. Walsh
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Martin A. Begun
                                            ------------------------------

                                       Name: Martin A. Begun
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Gary Novetsky 7/6/99
                                            ------------------------------

                                       Name: Sandra Novetsky 7/6/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David DeAngeles
                                            ------------------------------

                                       Name: David DeAngeles
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John G. Schultz
                                            ------------------------------

                                       Name: John G. Schultz
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven Craig
                                            ------------------------------

                                       Name: Steven Craig
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ E. H. Fiedler, Jr.
                                            ------------------------------

                                       Name: E. H. Fiedler Jr.
                                            ------------------------------

                                             /s/ John F. Kofler
                                            ------------------------------

                                       Name: John F. Kofler
                                            ------------------------------



  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Thomas Fassbinder
                                            ------------------------------

                                       Name: Thomas Fassbinder
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: Lee E. Tenzer
                                            ------------------------------

                                             Lee E. Tenzer
                                             LETCO
                                             440 S. LaSalle St. - 3012
                                             Chicago, IL 60605


  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John J. Arundel
                                            ------------------------------

                                       Name: John J. Arundel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Edward Atkins
                                            ------------------------------

                                       Name: Edward Atkins
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Douglas M. Kenyon
                                            ------------------------------

                                       Name: /s/ Mary L. Kenyon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ James M. Crick
                                            ------------------------------

                                       Name: JAMES M. CRICK
                                            ------------------------------

                                            /s/ Grace M. Crick
                                            ------------------------------

                                       Name: GRACE M. CRICK
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Richard H Solem
                                            ------------------------------

                                       Name: RICHARD H SOLEM
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Lawrence E. Hiler
                                            ------------------------------

                                       Name: LAWRENCE E. HILER
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Stephen A. Spero
                                            ------------------------------

                                       Name: STEPHEN A. SPERO
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Kevin S. McGovern
                                            ------------------------------

                                       Name: Kevin S. McGovern
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Neil R Friedman
                                            ------------------------------

                                       Name: NEIL R FRIEDMAN
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Roger Arlen Milton Jr
                                            ------------------------------

                                       Name: Roger Arlen Milton Jr
                                            ------------------------------

                                            /s/ Jill Oddy Milton
                                            ------------------------------

                                       Name: Jill Oddy Milton
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name: Roger A Milton Jr
                                            ------------------------------

                                       Title: Co-Trustee
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        O. P. Steinwald MD LTD IRA
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ O P Steinwald
                                          --------------------------------

                                       Name: O P Steinwald MD
                                            ------------------------------

                                       Title: TTEE of O P Steinwald MD LTD IRA
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Tom A. Alberg
                                            ------------------------------

                                       Name: Tom A. Alberg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James B. Michaelsen
                                            ------------------------------

                                       Name: James B. Michaelsen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joseph M. Cocquyt
                                            ------------------------------

                                       Name: Joseph M. Cocquyt
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard R. Straus
                                            ------------------------------

                                       Name: Richard R. Straus
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John L. Montgomery
                                            ------------------------------

                                       Name: John L. Montgomery
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Bruce Berger
                                            ------------------------------

                                       Name: Bruce Berger
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Hoban
                                            ------------------------------

                                       Name: Michael Hoban
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Mark W. Rohde
                                            ------------------------------

                                       Name: Mark W. Rohde
                                            ------------------------------


                                             /s/ Betty A. Rohde
                                            ------------------------------

                                       Name: Betty A. Rohde
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Bruce N. Crichton
                                            ------------------------------

                                       Name: Bruce N. Crichton
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joel S. Schlesinger
                                            ------------------------------

                                       Name: Joel S. Schlesinger
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Woodflower Investment Partnership
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Kerry Peck
                                          --------------------------------

                                       Name: Kerry Peck
                                            ------------------------------

                                       Title: Gen. Ptnr.
                                             -----------------------------


                                       By: /s/ Kenneth Bloom
                                          --------------------------------

                                       Name: Kenneth Bloom
                                            ------------------------------

                                       Title: Gen. Ptnr.
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert J. Marshall
                                            ------------------------------

                                       Name: Robert J. Marshall
                                            ------------------------------


                                             /s/ Juli Wilson Marshall
                                            ------------------------------

                                       Name: Juli Wilson Marshall
                                            ------------------------------
                                             7/7/99




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Don S. Jorgensen
                                            ------------------------------

                                       Name: Don S. Jorgensen
                                            ------------------------------


                                             /s/ Herbert W. Jorgensen
                                            ------------------------------

                                       Name: Herbert W. Jorgensen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: Ronald Stone
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ William Choslovsky
                                            ------------------------------

                                       Name: William Choslovsky
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael F. Brophy
                                            ------------------------------

                                       Name: Michael F. Brophy
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Lon Frocione
                                            ------------------------------

                                       Name: Lon Frocione
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Martin Stoneman
                                            ------------------------------

                                       Name: Martin Stoneman
                                            ------------------------------



                                       Independent Trust Corp.
                                       FBO Martin Stoneman IRA
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Martin Stoneman
                                          --------------------------------

                                       Name: Martin Stoneman
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James M. Crick
                                            ------------------------------

                                       Name: James M. Crick
                                            ------------------------------


                                             /s/ Grace M. Crick
                                            ------------------------------

                                       Name: Grace M. Crick
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Martin Stoneman
                                            ------------------------------

                                       Name: Martin Stoneman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James Riley
                                            ------------------------------

                                       Name: James Riley
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ M.B. Shah
                                            ------------------------------

                                       Name: Mahan B. Shah
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Alexander S. Pasquale
                                            ------------------------------

                                       Name: Alexander S. Pasquale
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                 7/7/99      /s/ Julie A. Cochrane
                                            ------------------------------

                                       Name: Julie A. Cochrane
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Mark C. McClure
                                            ------------------------------

                                       Name: Mark C. McClure
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joseph T. Majewski
                                            ------------------------------

                                       Name: Joseph T. Majewski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Irv Kessler
                                            ------------------------------

                                       Name: Irv Kessler
                                            ------------------------------
                                             Managing Member
                                             Arbitrade LLC




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ A.L. Humphrey Jr.
                                            ------------------------------

                                       Name: Alfred L. Humphrey Jr.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Oliver Kwon
                                            ------------------------------

                                       Name: Oliver Kwon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Retail Ventures Int'l, Inc.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Oliver Kwon
                                          --------------------------------

                                       Name: Oliver Kwon
                                            ------------------------------

                                       Title: President
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ronald L. Piasecki
                                            ------------------------------

                                       Name: Ronald L. Piasecki
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Polestar Capital Fund III, L.P.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)
                                       By: Polestar Capital Partners, L.P.
                                           Its General Partner

                                       By: /s/ John W. Doerer
                                          --------------------------------

                                       Name: John W. Doerer
                                            ------------------------------

                                       Title:  General Partner
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Polestar Capital Fund II, L.P.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)
                                       By: Polestar Capital Partners, L.P.
                                           Its General Partner

                                       By: /s/ John W. Doerer
                                          --------------------------------

                                       Name: John W. Doerer
                                            ------------------------------

                                       Title:  General Partner
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ W. David Gearhart
                                            ------------------------------

                                       Name: W. David Gearhart
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ara Chackerian  6-6-99
                                            ------------------------------

                                       Name: Ara Chackerian
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Newmark Partnership
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title: General Partner
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ W. Lawrence Long
                                            ------------------------------

                                       Name: W. Lawrence Long
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Trish Millines Dziko
                                            ------------------------------

                                       Name: Trish Millines Dziko
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael P. Ryan
                                            ------------------------------

                                       Name: Michael P. Ryan - Trustee
                                            ------------------------------
                                            FBO Michael P. Ryan Rev. Trust
                                            UAD 2-16-84




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Bradley E. Ruff MD 7/6/99
                                            ------------------------------

                                       Name: Bradley E. Ruff MD
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Othniel D. Palomino
                                            ------------------------------

                                       Name: Othniel D. Palomino
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David Bemoras
                                            ------------------------------

                                       Name: David Bemoras
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Marvin A. Ginsburg
                                            ------------------------------

                                       Name: Marvin A. Ginsburg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:        7/7/99

                                            /s/ Christ J. Pavlatos
                                            ------------------------------

                                       Name: Christ J. Pavlatos
                                            ------------------------------

                                            /s/ Michael J. Pavlatos
                                            ------------------------------

                                       Name: Michael J. Pavlatos
                                            ------------------------------



  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Ken Chamberlin
                                            ------------------------------

                                       Name: Ken Chamberlin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Joseph S. Kaplan
                                            ------------------------------

                                       Name: Joseph S. Kaplan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Mario Tricoci
                                            ------------------------------

                                       Name: Mario Tricoci
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Sebastian Palumbo
                                            ------------------------------

                                       Name: Sebastian Palumbo
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


                 [Signature page to Amendment No. 2 to Second
                     Amended and Restated Rights Agreement]